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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
         AS ADOPTED UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Daugherty Resources, Inc. (the "Company") on Form 10-QSB (the "Report") for the period ended June 30, 2003, as filed with the Securities Exchange Commission on the date hereof under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned, William S. Daugherty, Chairman, Chief Executive Officer and President of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted under Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) of the Exchange Act; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date and for the periods reported therein.

/s/ William S. Daugherty

William S. Daugherty
Chairman, Chief Executive Officer and President
August 11, 2003